UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A

INFORMATION

Proxy Statement Pursuant to

Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

FS KKR Capital Corp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FS KKR Capital Corp. voice messages

VM#1: Reminder to vote message

Hi, I’m calling you on behalf of your investment with FS KKR Capital Corp.

We haven’t received your vote on the current proxy campaign.

Your vote matters, regardless of the number of shares you own.

You can vote right now by pressing [1].

If I’ve reached your voicemail, please call 1-833-868-3374 to vote today.

Thank you for your time and for your vote. Your participation is very important to the future of FS KKR Capital Corp.

VM#2: Deadline is pending message

Hi, I’m calling you on behalf of your investment with FS KKR Capital Corp. with a final reminder that we still haven’t received your vote on the proxy proposals outlined in the materials we sent.

The meeting is only days away. Please press [1] to vote now.

If I’ve reached your voicemail, please call 1-833-868-3374 today to vote in favor of the proposals.

Thank you for your time and your vote. Your participation is very important to the future of FS KKR Capital Corp.